Exhibit 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-4 of our reports dated January 28, 2019, relating to the financial statements of Jefferies Financial Group Inc. (which report expresses an unqualified opinion and includes an emphasis of matter paragraph relating to the change in fiscal year end from December 31 to November 30), and the effectiveness of Jefferies Financial Group Inc.’s internal control over financial reporting, appearing in the Transition Report on Form 10-K of Jefferies Financial Group Inc. for the transition period from January 1, 2018 to November 30, 2018, and to the reference to us under the heading “Experts” in the proxy statement/prospectus, which is part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

New York, New York

May 9, 2019

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 28, 2019, relating to the consolidated financial statements of Jefferies Finance LLC and Subsidiaries as of November 30, 2018 and for the year then ended, appearing in the Transition Report on Form 10-K of Jefferies Financial Group Inc. for the transition period from January 1, 2018 to November 30, 2018 and to the reference to us under the heading “Experts” in the proxy statement/prospectus, which is part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

New York, New York

May 9, 2019

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated March 14, 2018, relating to the consolidated financial statements of National Beef Packing Company, LLC and its subsidiaries as of December 30, 2017 and for the fiscal year then ended, appearing in Amendment No. 1 to Transition Report on Form 10-K/A of Jefferies Financial Group Inc. for the transition period from January 1, 2018 to November 30, 2018, and to the reference to us under the heading “Experts” in the proxy statement/prospectus, which is part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Kansas City, Missouri

May 9, 2019